INDEXIQ ETF TRUST

(the “Trust”)

IQ 500 International ETF

(the “Funds”)

Supplement dated April 9, 2019 (“Supplement”)

to the Prospectus dated December 7, 2018

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

1. Effective immediately, the following paragraphs are inserted above “Geographic Risk” on page 6 of the Prospectus:

Geographic Concentration in Europe

Most developed countries in Western Europe are members of the European Union (EU), and many are also members of the European Monetary Union (EMU), which requires compliance with restrictions on inflation rates, deficits, and debt levels. Unemployment in certain European nations is historically high and several countries face significant debt problems. These conditions can significantly affect every country in Europe. The euro is the official currency of the European Union (EU). Funds that invest in Europe may have significant exposure to the euro and events affecting the euro. Recent market events affecting several EU member countries have adversely affected the sovereign debt issued by those countries, and ultimately may lead to a decline in the value of the euro. A significant decline in the value of the euro, or the exit of a country from the EU or EMU, may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide.

Additionally, the Fund’s investments in the United Kingdom and other European countries may be significantly impacted by the decision of the United Kingdom to leave the EU (known as “Brexit”). Brexit has introduced significant uncertainty and may have a negative impact on the economy and currency of the United Kingdom and European countries, including increased market volatility and illiquidity and potentially lower economic growth.

2. Effective immediately, the paragraph under “Geographic Concentration in Europe” on page 16 of the Prospectus is deleted in its entirety and replaced with the following:

Geographic Concentration in Europe

This risk applies to the IQ 500 International ETF.

Most developed countries in Western Europe are members of the European Union (EU), and many are also members of the European Monetary Union (EMU), which requires compliance with restrictions on inflation rates, deficits, and debt levels. Unemployment in certain European nations is historically high and several countries face significant debt problems. These conditions can significantly affect every country in Europe. The euro is the official currency of the European Union (EU). Funds that invest in Europe may have significant exposure to the euro and events affecting the euro. Recent market events affecting several EU member countries have adversely affected the sovereign debt issued by those countries, and ultimately may lead to a decline in the value of the euro. A significant decline in the value of the euro, or the exit of a country from the EU or EMU, may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide.

Additionally, a Fund’s investments in the United Kingdom subject the Fund to additional risks. In a June 2016 referendum, citizens of the United Kingdom voted to leave the EU (known as “Brexit”). There continues to be considerable uncertainty relating to the potential consequences and precise timeframe for Brexit, how the negotiations for the withdrawal and new trade agreements will be conducted (including whether such negotiations will be completed prior to a formal exit), and whether Brexit will increase the likelihood of other countries to also depart the EU. As a result of Brexit and the related uncertainty, the Fund will face risks, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the United Kingdom and the EU is defined and the United Kingdom determines which EU laws to replace or replicate. Investments in the United Kingdom may become more difficult to value or subject to greater or more frequent rises and falls in value. During this period of political, legal and commercial uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased market volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.

Investors Should Retain This Supplement for Future Reference

MEIQIN16h-04/19